                              PURCHASE AGREEMENT


                                by and between


                         CINCINNATI GOLF ACADEMY, LTD.


                                    Seller,

                           CERTAIN MEMBERS OF SELLER

                                      and


                     MAINEVILLE FAMILY GOLF CENTERS, INC.,


                                   Purchaser




                                   PREMISES:

                              7630 Columbia Road
                            Maineville, Ohio 45039


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                        INDEX OF EXHIBITS AND SCHEDULES


EXHIBIT A         LEGAL DESCRIPTION
EXHIBIT B         PERSONAL PROPERTY
EXHIBIT C         CONTRACTS
EXHIBIT D         PERMITTED EXCEPTIONS
EXHIBIT E         ESCROW AGREEMENT
EXHIBIT F         STOCK OPTION AGREEMENT
EXHIBIT G         REGISTRATION RIGHTS AGREEMENT
EXHIBIT H         RESTRICTED SECURITIES LETTER

SCHEDULE 1           CERTAIN MEMBERS OF SELLER
SCHEDULE 6.1.3       OTHER CONSENTS
SCHEDULE 6.1.7       SECURITY DEPOSITS

                              PURCHASE AGREEMENT


          PURCHASE AGREEMENT, made as of the 30th day of December, 1996 (this "Agreement"), by and among CINCINNATI GOLF ACADEMY, LTD., an Ohio limited liability company having an address at 7630 Columbia Road, Maineville, Ohio 45039 ("Seller"), CERTAIN MEMBERS OF SELLER listed on Schedule 1 hereto (the "Members") and MAINEVILLE FAMILY GOLF CENTERS, INC., a Delaware corporation having an address at 225 Broadhollow Road, Suite 106E, Melville, New York 11747 ("Purchaser").

                             W I T N E S S E T H :

          WHEREAS, Seller is the owner of certain real property located at 7630 Columbia Road, Maineville, Ohio 45039 and more particularly described on Exhibit A attached hereto and made a part hereof (the "Land") and the buildings and improvements located on the Land (the "Improvements" and, together with the Land, the "Premises");

          WHEREAS, Seller operates a driving range and related facilities at the Premises under the name "Cincinnati Golf Academy" (the "Business"); and

          WHEREAS, Seller wants to sell the Premises to Purchaser, and Purchaser wants to purchase the Premises from Seller, on the terms, and subject to the conditions, set forth herein.

          NOW, THEREFORE, in consideration of TEN ($10.00) DOLLARS, the terms and conditions set forth herein, and other good and valuable consideration, the mutual receipt and sufficiency of which are hereby acknowledged, the parties hereby agree to the foregoing and as follows:

          1. Agreement to Sell and Purchase.

               1.1 Property to be Purchased by Purchaser. Seller agrees to sell


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and convey to Purchaser, and Purchaser agrees to purchase and acquire from
Seller, upon the terms and conditions hereinafter set forth, all of Seller's right, title and interest in and to the following property (collectively, the "Property"):

                    1.1.1 the Premises;

                    1.1.2 the easements, rights of way, appurtenances and other rights and benefits of Seller in and to the Premises, including without limitation, all of Seller's interest in any air rights, water rights and irrigation rights;

                    1.1.3 all furnishings, fixtures, machinery, equipment, vehicles and personalty attached or appurtenant to or used in connection with the Premises that are owned by Seller, and all inventories, supplies, sales, marketing and instructional materials of every kind and description relating to the Business, wherever located, including without limitation, the items described on Exhibit B attached hereto and made a part hereof (the "Personal Property");

                    1.1.4 the files, books, notices and other correspondence from any governmental agencies, and other records used or employed by Seller or its affiliates in connection with the ownership and/or operation of the Premises and the Business (collectively, the "Records");

                    1.1.5 any consents, authorizations, variances, waivers, licenses, certificates, permits and approvals held by or granted to Seller in connection with the ownership of the Premises (collectively, the "Permits");

                    1.1.6 the contracts, leases and other agreements of or relating to the Business described on Exhibit C attached hereto and made a part hereof, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (as hereinafter defined) (the "Contracts");

                    1.1.7 all accounts receivable of Seller arising out of the sale of goods or services rendered at the Premises or otherwise in connection with the Business on or after the Closing Date (as hereinafter defined);

                    1.1.8 any manufacturers' and vendors' warranties and guarantees, except to the extent the same relate solely to any Retained Assets or Retained Liabilities (the "Claims"); and

                    1.1.9 any other properties and assets of every kind and nature, real or personal, tangible or intangible, relating in any way whatsoever to the Premises or the Business, except to the extent the same relate solely to the Retained Assets or Retained Liabilities.

                    1.2 Assets to be Retained by Seller. Anything herein to the contrary notwithstanding, Seller shall not sell, and Purchaser shall not acquire, the following assets of Seller (the "Retained Assets"):

                    1.2.1 all trade accounts receivable arising out of the sale of goods or services prior to the Closing Date;

                    1.2.2 any rights of Seller with respect to insurance policies owned by Seller or for which Seller is the named insured; and

                    1.2.3 all cash, funds in bank accounts and cash equivalents existing as of the Closing Date hereof.

                    1.3 Assumption of Certain Liabilities. Purchaser shall assume and agree to pay and discharge when due all liabilities and obligations of Seller under the Contracts to the extent the same arise from and after the Closing Date (the "Assumed Liabilities").

                    1.4 Liabilities to be Retained by Purchaser. Seller shall retain, and Purchaser shall not assume, perform, discharge or pay, and shall not be responsible for, any and all liabilities or obligations of any nature whatsoever in connection with or relating to the Property, Seller or the Business or any predecessor owner of the Property or the Business other than the Assumed Liabilities (collectively, the "Retained Liabilities").

          2. Consideration. In consideration for the Property, at the Closing Purchaser shall:

               2.1 pay to Seller the sum of $1,285,000.00, payable by the wire transfer of funds;

               2.2 issue 40,000 validly issued, fully paid and non-assessable shares of common stock (the "Parent Stock"), par value $.01 per share, of Family Golf Centers, Inc. (the "Parent") and to deliver at Closing, free and clear of all liens, claims and encumbrances: (i) a certificate representing 36,500 shares of Parent Stock registered in the name of the Seller or its designees, and (ii) a certificate representing 3,500 shares of Parent Stock registered in the name of the Escrow Agent (the "Escrow Agent") under the Escrow Agreement (the "Escrow Agreement") to be held and dealt with as provided in the Escrow Agreement; and

               2.3 cause Parent to grant to Seller or its designees, an option (the "Option") to purchase up to 10,000 shares of Parent Stock at an exercise price of $40.00 per share, pursuant to the Stock Option Agreement dated as of even date herewith.

          3. Title; Permitted Exceptions. Seller will convey the Property to Purchaser, free and clear of any and all liens, charges, encumbrances, mortgages, pledges, security interests, easements, agreements and other interests and adverse claims (collectively, "Encumbrances"), other than the matters set forth in Exhibit D attached hereto and made a part hereof (the "Permitted Exceptions").

          4. Apportionments.

               4.1 The parties hereto agree that (i) all operating expenses of Seller relating to the Premises (i.e., utilities, cost of inventories advertising, collections, fees, hired services, insurance, miscellaneous expenses, postage, repairs and maintenance, supplies, taxes and wages, but specifically not including interest on indebtedness, professional fees and expenses, travel, lodging, or depreciation), and (ii) all income of Seller, shall be apportioned between Seller and Purchaser as of the Closing Date based on the portion of each such expense or revenue attributable to the period falling on or before the Closing Date on the one hand, which Seller shall bear the responsibility and benefit of, and the portion of each such expense or revenue attributable to the period falling after the Closing Date, on the other hand, which Purchaser shall bear the responsibility and benefit of (the "Adjustment"). Notwithstanding the foregoing, the Purchaser shall be responsible for and pay the taxes, sewer assessment and street assessment attributable to the 1996 calendar year and the recoupment reflecting the change in use of the Premises. The expenses and liabilities for which Seller shall be liable pursuant to this Section shall be included within the meaning of the term "Retained Liabilities".

               4.2 To the extent that any of the prorations made pursuant to this Article are based upon estimates of payments to be made and/or expenses to be incurred by Purchaser subsequent to the Closing Date, or either party discovers any errors in or omissions in respect of the Adjustment, Seller and Purchaser agree to adjust such prorations promptly upon receipt by Seller or Purchaser, as the case may be, of such payments or of bills or other documentation setting forth the actual amount of such expenses.

               4.3 Seller and Purchaser shall maintain and make available to each other any books or records necessary for the adjustment of any item pursuant to this Article. The provisions of this Article shall survive the Closing.

          5. The Closing.

               5.1 The closing of the transaction provided for in this Agreement (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement (the actual date of the Closing being referred to herein as the "Closing Date").

               5.2 At the Closing, Seller shall deliver or cause to be delivered to Purchaser physical possession of the Property (receipt of which may be actual or constructive) and the following:

                    5.2.1 a quitclaim deed with covenants against grantor's acts, duly executed and acknowledged by Seller, in proper statutory form for recording, so as to convey to Purchaser fee simple title to the Premises, subject to and in accordance with the provisions of this Agreement (the "Deed");

                    5.2.2 a bill of sale conveying, transferring and selling to Purchaser all right, title and interest of Seller in and to all of the Personal Property, which bill of sale shall contain a warranty that such property is free and clear of all Encumbrances other than the Permitted Exceptions, duly executed and acknowledged by Seller;

                    5.2.3 an assignment and assumption agreement (the "Assignment and Assumption Agreement") assigning to Purchaser all of Seller's right, title and interest in and to the Contracts, the Permits and the Claims, duly executed and acknowledged by Seller;

                    5.2.4 a settlement statement (the "Settlement Statement") setting forth the amounts paid by or on behalf of and/or credited to each of

Purchaser and Seller pursuant to this Agreement;

                    5.2.5 an owner's affidavit of title;

                    5.2.6 a Certificate or Certificates of Occupancy for all Improvements;

                    5.2.7 original counterparts of each of the Contracts;

                    5.2.8 any transfer tax or other return required by any applicable governmental authority in connection with the sale of the Property, duly executed and acknowledged by Seller;

                    5.2.9 an affidavit (the "FIRPTA Affidavit") duly executed and acknowledged by Seller pursuant to Section 1445 (b)(2) of the Internal Revenue Code of 1986, as amended, stating that Seller is not a foreign person within the meaning of such provision;

                    5.2.10 keys to all locks relating to the Property, appropriately labeled;

                    5.2.11 the Escrow Agreement, executed by Seller, in the form attached as Exhibit E hereto;

                    5.2.12 the Restricted Securities Letter, executed by the Seller or its designees who are to receive Parent Stock, in the form attached as Exhibit H hereto;

                    5.2.13 the opinion of Katz, Greenberger & Norton;

                    5.2.14 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Seller to Purchaser pursuant to any of the other provisions of this Agreement; and

                    5.2.15 such other documents as may be reasonably required by Purchaser's counsel in connection with this transaction.

               5.3 At the Closing, Purchaser shall deliver or cause to be delivered to Seller the following:

                    5.3.1 the cash consideration referred to in Section 2.1 hereof;

                    5.3.2 the Stock Option Agreement, executed by Parent, in the form attached as Exhibit F hereto;

                    5.3.3 the Assignment and Assumption Agreement, duly executed and acknowledged by Purchaser;

                    5.3.4 the Settlement Statement, duly executed and acknowledged by Purchaser;

                    5.3.5 the Escrow Agreement, executed by Parent and Purchaser, in the form attached hereto as Exhibit F hereto.

                    5.3.6 the Registration Rights Agreement, executed by Parent, in the form attached hereto as Exhibit G hereto;

                    5.3.7 the stock certificates referred to in Section 2.2 hereof;

                    5.3.8 the opinion of Squadron, Ellenoff, Plesent & Sheinfeld, LLP;

                    5.3.9 all other instruments and documents to be executed, acknowledged where appropriate and/or delivered by Purchaser to Seller; and

                    5.3.10 such other documents as may be reasonably required by Seller's counsel in connection with this transaction.

          6. Representations and Warranties.

               6.1 Each of the Members and Seller jointly and severally hereby represents and warrants to Purchaser as follows:

                    6.1.1 Organization; Power and Authority. Seller is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Ohio, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                    6.1.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Seller of this Agreement and the consummation by Seller of the transactions contemplated hereby have been duly authorized by all necessary action required to be taken on the part of Seller. This Agreement has been duly and validly executed and delivered by Seller and constitutes the valid and binding obligation of Seller, enforceable in accordance with its terms, except to the extent that such enforceability
(a) may be limited by bankruptcy, insolvency, or other similar laws relating to creditors' rights generally; (b) is subject to general principles of equity and (c) may be limited by public policy considerations.

                    6.1.3 Consents. Except as set forth on Schedule 6.1.3 No consent, approval or authorization of, exemption by, or filing with, any governmental or regulatory authority or any third party is required in connection with the execution, delivery and performance by Seller of this Agreement, except for consents, approvals, authorizations, exemptions and filings, if any, which have been obtained.

                    6.1.4 Compliance with Applicable Laws. To the best of Seller's knowledge, Seller is not engaging in any activity or omitting to take any action as a result of which Seller is in violation of any material law, rule, regulation, ordinance, statute, order, injunction or decree, or any other requirement of any court or governmental or administrative body or agency, applicable to the Property or the Business, and neither the execution and delivery by Seller of this Agreement or of any of the other agreements and instruments to be executed and delivered by it pursuant hereto, the performance by Seller of its obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby will result in any such violation. To the best of Seller's knowledge, Seller is in compliance with all material requirements imposed in writing by any insurance carrier of Seller to the extent such carrier is an insurer or indemnitor of the Property. Seller has not received any notice of violation of law, municipal ordinance, orders or requirements issued by any building department or other governmental agency or subdivision having jurisdiction.

                    6.1.5 Permits. Except as set forth on Schedule 6.1.3, to the best of Seller's knowledge all Permits required by any federal, state, or local law, rule or regulation and necessary for the operation of the Property and the Business as currently being conducted have been obtained and are currently in effect. Except as set forth on Schedule 6.1.3, no registrations, filings, applications, notices, transfers, consents, approvals, orders, qualifications, waivers or other actions of any kind are required by virtue of the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby (a) to avoid the loss of any Permit or the violation of any law, regulation, order or other requirement of law, or (b) to enable Purchaser to continue the operation of the Property as presently conducted after the Closing. The current use and occupation of any portion of the Property does not violate any of, and, where applicable, is in material compliance with, the Permits, any applicable deed restrictions or other covenants, restrictions or agreements including without limitation, any of the Permitted Exceptions, site plan approvals, zoning or subdivision regulations or urban redevelopment plans applicable to the Premises.

                    6.1.6 Title to Assets. Seller has good and marketable title to the Property free and clear of all Encumbrances other than the Permitted Exceptions.

                    6.1.7 Contracts. Except as set forth on Exhibit C, Seller is not a party to any leases, contracts, orders or agreements relating to the Property or the Business (written or otherwise) (collectively, "Contracts"). Exhibits C sets forth a full and complete description of the Contracts described therein, and none of such Contracts have been amended or modified except as reflected on said Exhibits. Seller is not holding any security deposits under any of said Contracts, other than as set forth on Schedule
6.1.7. Each of the Contracts are in full force and effect and neither the Seller, nor to the best knowledge of Seller, any other party under any such Contract, is in default, or has sent or received notice of default, in any respect of any such Contract.

                    6.1.8 Condition of the Improvements. To the best of Seller's knowledge, there are no material structural or mechanical defects in the Improvements, and there are no leaks in any roof on any Improvement.

                    6.1.9 Condition of Personal Property. To the best of Seller's knowledge the Personal Property is in good operating condition and repair, ordinary wear and tear excepted, and is adequate, suitable and sufficient to meet the needs of and to operate the Property as currently conducted.

                    6.1.10 Environmental Matters.

                    6.1.10.1 As used in this Agreement "Hazardous Material" shall mean: (i) any "hazardous substance" as now defined pursuant to the Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA"), 42 U.S.C. ss. 9601(33); (ii) any "pollutant or contaminant" as defined in 42 U.S.C. ss. 9601(33); (iii) any material now defined as "hazardous waste" pursuant to 40 C.F.R. Part 261; (iv) any petroleum, including crude oil and any fraction thereof; (v) natural or synthetic gas usable for fuel; (vi) any "hazardous chemical" as defined pursuant to 29 C.F.R. Part 1910; (vii) any asbestos, asbestos containing material, polychlorinated biphenyl ("PCB"), or isomer of dioxin, or any material or thing containing or composed of such substance or substances; and (viii) any other pollutant, contaminant, chemical, or industrial or hazardous, toxic or dangerous waste, substance or material, defined or regulated as such in (or for purposes of any Environmental Law (as hereinafter defined) and any other toxic, reactive or flammable chemicals.

                    6.1.10.2 To the best of Seller's knowledge, there is no Hazardous Material at, under or on the Premises and there is no ambient air, surface water, groundwater or land contamination within, under, originating from or relating to the Premises. Seller has not, and has not caused to be, manufactured, processed, distributed, used, treated, stored, disposed of, transported or handled any Hazardous Material at, on or under the Premises.

                    6.1.10.3 To the best of Seller's knowledge, Seller has no obligation or liability imposed or based upon any provision under any foreign, federal, state or local law, rule, or regulation or common law, or under any code, order, decree, judgment or injunction applicable to Seller or the Property or any notice, or request for information issued, promulgated, approved or entered thereunder, or under the common law, or any tort, nuisance or absolute liability theory, relating to public health or safety, worker health or safety, or pollution, damage to or protection to the environment, including without limitation, laws relating to emissions, discharges, releases or threatened releases of Hazardous Material into the environment (including without limitation, ambient air, surface water, groundwater, land surface or subsurface), or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, generation, disposal, transport or handling of pollutants, contaminants, chemicals, or industrial, toxic or hazardous substances or wastes (hereinafter collectively referred to as "Environmental Laws").

                    6.1.10.4 Seller has not been subject to any civil, criminal or administrative action, suit, claim, hearing, notice of violation, investigation, inquiry or proceeding for failure to comply with, or received notice of any violation or potential liability under the Environmental Laws in respect of the Premises.

                    6.1.10.5 To the best of Seller's knowledge, the Premises are not (a) listed or proposed for listing on the National Priority List or
(b) listed on the Comprehensive Environmental Response, Compensation, Liability Information System List ("CERCLIS") promulgated pursuant to CERCLA, 42 U.S.C. ss. 9601(9), or any comparable list maintained by any foreign, state or local government authority.

                    6.1.10.6 To the best of Seller's knowledge, there are no underground storage tanks at the Premises other than as disclosed on the Phase I environmental report commissioned by the Purchaser in connection with this transaction and Seller further warrants and represents that any prior use and operation of underground storage tanks by Seller has been in compliance with all Environmental Laws.

                    6.1.11 Tax Proceedings. There are no proceedings pending regarding the reduction of real estate taxes or assessments in respect of the Premises.

                    6.1.12 Utilities. All water, storm and sanitary sewer, gas, electricity, telephone and other utilities adequately service the Premises, enter the Premises through lands as to which valid public or private easements exist that will inure to the benefit of Purchaser and the Premises are furnished by facilities of public utilities and the cost of installation of such utilities has been fully paid.

                    6.1.13 Access. To the best of Seller's knowledge, there are no federal, state, county, municipal or other governmental plans to change the highway or road system in the vicinity of the Premises which could materially restrict or change access from any such highway or road to the Premises or any pending or threatened condemnation or eminent domain proceedings relating to or affecting the Premises. All roads bounding the Premises are public roads and the Deed is the only instrument necessary to convey to Purchaser full access to and the right to use such roads freely, subject to the provisions of Ohio Law relating to roads and highways, as well as to convey all rights appurtenant to the Premises in such roads.

                    6.1.14 Insurance Requirements. To the best knowledge of Seller, all requirements or recommendations by any insurer or by any board of fire underwriters or similar body in respect of the Property have been satisfied.

                    6.1.15 Litigation. There is no action or proceeding (zoning or otherwise) or governmental investigation pending, or, to the best of Seller's knowledge, threatened against, or relating to, Seller (insofar as it relates to the Premises or the Business), the Premises, the Business or the transactions contemplated by this Agreement, nor, to the best knowledge of Seller, is there any basis for any such action, proceeding or investigation.

                    6.1.16 Assessments. Except as set forth as a Permitted Exception, there are no special or other assessments for public improvements or otherwise now affecting the Premises nor does Seller know of (a) any pending or threatened special assessments affecting the Premises or (b) any contemplated improvements affecting the Premises that may result in special assessments affecting the Premises.

                    6.1.17 Employee Agreements. There are no union or employment contracts or agreements (written or oral) involving employees of Seller or its affiliates affecting the Property or the Business which will survive the Closing. All employees of Seller will have been terminated as of the date hereof.

                    6.1.18 Work at the Premises. No services, material or work have been supplied to the Premises for which payment has not been made in full.

                    6.1.19 Financial Condition. Seller has delivered to Purchaser true and correct copies of: (i) audited financial statements consisting of balance sheets and income statements of Seller as of December 31, 1995 (ii) unaudited financial statements of Seller for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996; and (iii) monthly internal reports for the months of October, November and the period December 1, 1996 through the date hereof. Each such balance sheet presents fairly the financial condition, assets and liabilities of Seller as of its date; each such statement of income presents fairly the results of operations of Seller for the period indicated. The financial statements referred to in this Section are in accordance with the books and records of Seller. Since December 31, 1995 and since September 30, 1996: (a) there has at no time been a material adverse change in the financial condition, results of operations, businesses, properties, assets, liabilities or to the best knowledge of Seller, future prospects of Seller, the Property or Business; (b) the Business has been conducted in all respects only in the ordinary course; and (c) Seller has not suffered an extraordinary loss (whether or not covered by insurance) or waived any right of substantial value.

                    6.1.20 The Seller. Understands that the Parent Common Stock is being offered and sold without registration under the Securities Act of 1933, as amended (the "Act"), pursuant to an exemption therefore provided in Section 4(2) of the Act, (ii) that the certificates representing shares of Parent Common Stock will bear a legend restricting their transfer thereof and
(iii) that Parent Common Stock is being acquired by it solely for its own account, for investment purposed only and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act or other applicable securities laws or rules.

                    6.1.21 Full Disclosure. To the best knowledge of Seller and the Members, none of the information supplied by Seller or the Members herein or in the exhibits hereto contains any untrue statement of a material fact or omits to state a material fact required to be stated herein or necessary in order to make the statements herein, in light of the circumstances under which they are made, not misleading.

               6.2 Representations and Warranties of Purchaser. Purchaser hereby represents and warrants to Seller as follows:

                    6.2.1 Organization; Power and Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority to carry on its business as it is now being conducted, to execute, deliver and perform its obligations under this Agreement and to consummate the transactions contemplated hereby.

                    6.2.2 Due Authorization and Execution; Effect of Agreement. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby have been duly authorized by all necessary corporate action required to be taken on the part of Purchaser. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser, enforceable in accordance with its terms. The execution, delivery and performance by Purchaser of this Agreement and the consummation by Purchaser of the transactions contemplated hereby will not, with or without the giving of notice or the lapse of time, or both, (a) violate any provision of any law, rule or regulation to which Purchaser is subject; (b) violate any order, judgment or decree applicable to Purchaser; or
(c) conflict with or result in a breach of or a default under any term or condition of Purchaser's Certificate of Incorporation or By-Laws or any agreement or other instrument to which Purchaser is a party or by which it or its assets may be bound, except in each case, for violations, conflicts, breaches or defaults which in the aggregate would not materially hinder or impair the consummation of the transactions contemplated hereby.

                    6.2.3 Capitalization. The authorized capital stock of Parent consists of 50,000,000 shares of Parent Common Stock and 2,000,000 shares of preferred stock, par value $.10 per share (the "Parent Preferred Stock"). As of November 12, 1996, there were 11,769,732 shares of Parent Common Stock and no shares of Parent Preferred Stock, issued and outstanding. All issued and outstanding shares of Parent Common Stock are, and the shares of Parent Common Stock to be issued under this Agreement when issued and paid for in accordance with this Agreement will be, duly authorized, validly issued, fully paid, nonassessable and free of preemptive rights.

                    6.2.4 Parent Reports and Financial Statements. Parent has heretofore made available to CGA true and complete copies of (i) the Annual Report of Parent on Form 10-KSB for the fiscal year ended December 31, 1995;
(ii) the Quarterly Reports of Parent on Form 10-QSB for the quarters ended March 31, 1996, June 30, 1996 and September 30, 1996; (iii) the Proxy Statement, dated May 24, 1996, relating to the 1996 Annual Meeting of Shareholders of Parent; (iv) the Final Prospectus, dated July 3, 1996 relating to the offering of 3,000,000 shares of Parent Common Stock and (v) the Registration Statement on Form S-8, filed on December 5, 1996 (such reports, registration statements, definitive proxy statements and other documents, together with any amendments thereto, and any Current Reports on Form 8-K, are sometimes collectively referred to as the "Parent Commission Filings"). As of their respective dates, each of the Parent Commission Filings complied in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the rules and regulations under each such Act, and none of the Parent Commission Filings and no representation or warranty by Purchaser in this Agreement and the Ancillary Agreements contained as of such date any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

               6.3 Survival. The representations and warranties of the parties made in this Article 6 shall survive the Closing.

          7. Further Assurances. At any time and from time to time after the Closing, Seller and Purchaser shall, at the request of the other, execute and deliver any further instruments or documents and take all such further action as the other party may reasonably request in order to transfer into the name of

Purchaser any and all Property contemplated to be sold pursuant to this Agreement and to further consummate the transactions contemplated by this Agreement. This Article shall survive the Closing.

          8. Brokers. Seller and Purchaser warrant and represent to each other that they dealt with no broker, finder or similar agent or party who or which might be entitled to a commission or compensation on account of introducing the parties, the negotiation or execution of this Agreement and/or the closing of the transaction provided for herein. Purchaser and Seller hereby respectively agree to indemnify and hold harmless the other party from and against all loss, liability, damage and expense (including, without limitation, attorneys' fees) imposed upon or incurred by the other party by reason of any claim for commissions or other compensation for bringing about this transaction by any broker, finder or similar agent or party other than the Brokers who claims to have dealt with the indemnifying party in connection with this transaction. The provisions of this Article shall survive the Closing or any termination of this Agreement.

          9. Costs and Fees. Purchaser shall pay the expenses incurred in connection with (a) the examination of title, (b) the issuance of an owner's policy of title insurance for Purchaser, (c) a survey of the Property, (d) a phase I environmental study and (e) deed transfer or conveyance taxes. The Seller shall pay the cost of (a) obtaining the audited financial statements of the Seller and the other financial information required by Section 6.1.19 hereof, and (b) its own legal expenses. Any other similar costs not expressly provided for elsewhere in this Agreement shall be divided and borne in accordance with the usual practices in the jurisdiction where the Premises are located. The provisions of this Article shall survive the Closing.

          10. Indemnification.

               10.1 Subject to the further provisions of this Article, Seller and the Members shall protect, defend, hold harmless and indemnify Purchaser, its officers, directors, shareholders, employees, agents and affiliates, and their respective successors and assigns, from, against and in respect of any and all losses, liabilities, deficiencies, penalties, fines, costs, damages and expenses whatsoever (including without limitation, reasonable professional fees and costs of investigation, litigation, settlement, and judgment and interest) ("Losses") that may be suffered or incurred by any of them arising from or by reason of (i) any Retained Liability or other liability or obligation of Seller which is not an Assumed Liability; (ii) the breach of any representation, warranty, covenant or agreement of Seller contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses (including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 10.1.

               10.2 Subject to the further provisions of this Article, Purchaser shall protect, defend, hold harmless and indemnify Seller, its members, employees and agents, and its successors and assigns from, against and in respect of any and all Losses that may be suffered or incurred by any of them arising from or by reason of (i) any of the Assumed Liabilities on and after the date hereof, (ii) the breach of any representation, warranty, covenant or agreement of Purchaser contained in this Agreement or in any document or other writing delivered pursuant to this Agreement; and (iii) any and all actions, suits, proceedings, claims, demands, assessments, judgments, costs and expenses

(including without limitation, interest, penalties, reasonable legal fees and accounting fees) incident to the foregoing and the enforcement of the provisions of this Section 10.2.

               10.3 Whenever a party hereto (such party and each of its affiliates which is entitled to indemnification pursuant to any provision of this Agreement, an "Indemnified Party") shall learn after the Closing of a claim that, if allowed (whether voluntarily or by judicial or quasi-judicial tribunal or agency), would give rise to an obligation of another party (the "Indemnifying Party") to indemnify the Indemnified Party under any provision of this Agreement, before paying the same or agreeing thereto, the Indemnified Party shall promptly notify the Indemnifying Party in writing of all such facts within the Indemnified Party's knowledge with respect to such claim and the amount thereof (a "Notice of Claim"). If, prior to the expiration of fifteen (15) days from the mailing of a Notice of Claim, the Indemnifying Party shall request, in writing, that such claim not be paid, the Indemnified Party shall not pay the same, provided the Indemnifying Party proceeds promptly, at its or their own expense (including employment of counsel reasonably satisfactory to the Indemnified Party), to settle, compromise or litigate, in good faith, such claim. After notice from the Indemnifying Party requesting the Indemnified Party not to pay such claim and the Indemnifying Party's assumption of the defense of such claim at its or their expense, the Indemnifying Party shall not be liable to the Indemnified Party for any legal or other expense subsequently incurred by the Indemnified Party in connection with the defense thereof. However, the Indemnified Party shall have the right to participate at its expense and with counsel of its choice in such settlement, compromise or litigation. The Indemnified Party shall not be required to refrain from paying any claim which has matured by a court judgment or decree, unless an appeal is duly taken therefrom and execution thereof has been stayed, nor shall the Indemnified Party be required to refrain from paying any claim where the delay in paying such claim would result in the foreclosure of a lien upon any of the property or assets then held by the Indemnified Party. The failure to provide a timely Notice of Claim as provided in this Section 10.3 shall not excuse the Indemnifying Party from its or their continuing obligations hereunder; however, the Indemnified Party's claim shall be reduced by any damages to the Indemnifying Party resulting from the Indemnified Party's delay or failure to provide a Notice of Claim as provided in this Section 10.3.

               10.4 For purposes of this Article, any assertion of fact and/or law by a third party that, if true, would constitute a breach of a representation or warranty made by a party to this Agreement or make operational an indemnification obligation hereunder, shall, on the date that such assertion is made, immediately invoke the Indemnifying Party's obligation to protect, defend, hold harmless and indemnify the Indemnified Party pursuant to this Article.

               10.5 The obligations of the Seller and the members under
Section 10.1 hereof shall be satisfied first from the Escrowed Funds (as defined in the Escrow Agreement, dated as of the date hereof, among Seller, Parent and Continental Stock Transfer & Trust Company), and, if the Escrow is inadequate to provide indemnification to Purchaser, then from Seller and the Members directly.

          11. Bulk Sales. The parties agree to waive the requirements, if any, of all applicable bulk sales laws. As an inducement to Purchaser to enter into such waiver, Seller represents and warrants that (a) it will not be rendered insolvent by the transactions contemplated by this Agreement, (b) all debts, obligations and liabilities relating to the Property and Business that are not expressly assumed by Purchaser under this Agreement will be promptly paid and discharged by Seller as and when they become due, and (c) the sale of the Property pursuant to this Agreement does not constitute a "bulk sale" within the meaning of applicable law. Seller agrees to indemnify and hold Purchaser harmless from, and reimburse Purchaser for, any loss, cost, expense, liability or damage which Purchaser may suffer or incur by virtue of the noncompliance by Seller or Purchaser with any law pertaining to fraudulent conveyance, bulk sales or any similar law which might make the sale or transfer of any part of the Property or Business ineffective as to creditors of or claimants against Seller.

          12. Notices. All notices, demands, requests, consents or other communications ("Notices") which either party may desire or be required to give to the other hereunder shall be in writing and shall be delivered by hand, overnight express carrier, or sent by registered or certified mail, return receipt requested, postage prepaid, in either event, addressed to the parties at their respective addresses first above set forth. A copy of any Notice given by Seller to Purchaser shall simultaneously be given in either manner provided above to Squadron, Ellenoff, Plesent & Sheinfeld, LLP, 551 Fifth Avenue, New York, New York 10176, Attention: Kenneth R. Koch, Esq. A copy of any Notice given by Purchaser to Seller shall simultaneously be given in either manner provided above to Katz, Greenberger & Norton, 105 East 4th Street, 9th floor, Cincinnati, Ohio 45202-4056, Attention: Scott P. Kadish, Esq. Notices given in the manner aforesaid shall be deemed to have been given three (3) business days after the day so mailed, the day after delivery to any overnight express carrier and on the day so delivered by hand. Either party shall have the right to change its address(es) for the receipt of Notices by giving Notice to the other party in either manner aforesaid. Any Notice required or permitted to be given by either party may be given by that party's attorney.

          13. Miscellaneous.

               13.1 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

               13.2 This Agreement shall be governed by, interpreted under and construed and enforced in accordance with, the laws of the State of Delaware.

               13.3 The captions or article headings in this Agreement are for convenience only and do not constitute part of this Agreement.

               13.4 This Agreement has been fully negotiated by the parties and rules of construction construing ambiguities against the party responsible for drafting agreements shall not apply.

               13.5 It is agreed that, except where otherwise expressly provided in particular Articles or Sections of this Agreement, none of the provisions of this Agreement shall survive the Closing.

               13.6 This Agreement (including the Exhibits annexed hereto) contains the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior understandings, if any, with respect thereto.

               13.7 This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

               13.8 No waiver of any breach of any agreement or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof or of any other agreement or provision herein contained. No extension of the time for performance of any obligations or acts shall be deemed an extension of the time for performance of any other obligations or acts.

               13.9 This Agreement may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all of which taken together shall constitute but one and the same original.

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                                            CINCINNATI GOLF ACADEMY, LTD.




                                            By:
                                               ----------------------
                                               Name:
                                               Title:


                                            GOLF CENTERS OF CINCINNATI, LTD.




                                             By:

                                               ----------------------
                                                Name:
                                                Title:


                                             ----------------------
                                             David Wechsler


                                            MAINEVILLE FAMILY GOLF CENTERS,
                                            INC.



                                            By:
                                               ----------------------
                                                Name:
                                                Title: